CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2019
Disclosure of objectives, policies and processes for managing capital [abstract]
Schedule of total managed capital structure of the Trust

As at December 31,	2019	2018
Unsecured debentures, net	$648,392	$647,849
Unsecured term loans, net	538,602	550,565
Cross currency interest rate swaps	30,365	104,757
Total debt	1,217,359	1,303,171
Stapled unitholders’ equity	3,146,143	2,495,518
Total managed capital	$4,363,502	$3,798,689